Exhibit 10.2

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT dated September 18, 2017 (this “Amendment”) is entered into among Aaron’s, Inc., a Georgia corporation (the “Sponsor”), the Guarantors, the Participants party hereto and SunTrust Bank, as Servicer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Facility Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor, the Participants and SunTrust Bank, as Servicer, entered into that certain Third Amended and Restated Loan Facility Agreement dated as of April 14, 2014 (as amended by that certain First Amendment to Loan Facility Agreement dated as of December 9, 2014, that certain Second Amendment to Loan Facility Agreement dated as of September 11, 2015, that certain Third Amendment to Loan Facility Agreement dated as of December 4, 2015, that certain Fourth Amendment to Loan Facility Agreement dated as of June 30, 2016, that certain Fifth Amendment to Loan Facility Agreement dated as of December 6, 2016 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Facility Agreement”);

WHEREAS, as of the date hereof, the Guarantors listed on Annex A attached hereto (the “Inactive Subsidiaries”) are being released from their guarantee obligations under the Credit Agreement;

WHEREAS, the Sponsor has requested that (i) the Inactive Subsidiaries also be released from their guarantee obligations under the Operative Documents and (ii) certain amendments be made to the Loan Facility Agreement;

WHEREAS, in reliance on the representations and warranties made herein by the Credit Parties party hereto, and in accordance with the terms of Section 15.2 of the Loan Facility Agreement, each Participant agrees to release the Inactive Subsidiaries as Guarantors under the Guaranty Agreement, in each case, upon the satisfaction of the conditions precedent in Section 2 hereof;

WHEREAS, the Participants also agree to such amendments subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Loan Facility Agreement. The Loan Facility Agreement is hereby amended as follows:

(a) The definition of “Credit Agreement” in Section 1.1 of the Loan Facility Agreement is amended in its entirety to read as follows:

“Credit Agreement” shall mean that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 18, 2017, by and among Sponsor, the guarantors from time to time parties thereto, the lenders from time to time parties thereto and SunTrust Bank as Administrative Agent, as amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time.

(b) The definition of “Maximum Commitment Amount” in Section 1.1 of the Loan Facility Agreement is amended in its entirety to read as follows:

“Maximum Commitment Amount” shall mean Eighty-Five Million and No/100 Dollars ($85,000,000), as such amount may be reduced pursuant to Section 2.7, Section 2.9 or Article IX.

(c) Schedule 1.1(b) of the Loan Facility Agreement is amended to read as Schedule 1.1(b) attached hereto.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent in each case in a manner reasonably satisfactory to the Servicer and each Participant:

(a) Amendment. Receipt of a counterpart of this Amendment signed by each of the Credit Parties, the Participants and the Servicer.

(b) Guaranty Agreement. Receipt of the Fourth Amended and Restated Guaranty Agreement, duly executed by each of the Guarantors.

(c) Good Standing Certificate. The Servicer shall have received a certificate of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or formation of the Sponsor.

(d) Fees and Attorney Costs. The Sponsor shall have paid all fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Servicer) required to be reimbursed or paid by the Sponsor hereunder, under any other Operative Document or under any agreement with the Servicer.

3. Release of Inactive Subsidiaries. Concurrently with the satisfaction of the conditions precedent in Section 2 hereof, automatically, without any further action by the Sponsor, the Inactive Subsidiaries, the Servicer, the Participants or any other Person, each Inactive Subsidiary shall be fully released and discharged from all of its obligations, liabilities, covenants, requirements or other agreements with and/or to the Servicer and the Participants arising under the Operative Documents (including, without limitation, the Guaranty Agreement) and shall no longer be a Guarantor and/or Credit Party, as applicable, thereunder.

4. Miscellaneous.

(a) This Amendment shall be deemed to be, and is, an Operative Document.

(b) Each Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Operative Documents, (iv) affirms that each of the Liens granted in or pursuant to the Operative Documents are valid and subsisting and (v) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Operative Documents.

(c) Effective as of the date hereof, all references to the Loan Facility Agreement in each of the Operative Documents shall hereafter mean the Loan Facility Agreement as amended by this Amendment.

(d) Each of the Credit Parties hereby represents and warrants to the Servicer and the Credit Parties as follows:

(i) such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii) this Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment; and

(iv) such Credit Party is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization.

(e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f) This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Loan Facility Agreement to be duly executed as of the date first above written.

SPONSOR:	AARON’S, INC.

	By:	/s/ Steven A. Michaels
Name: Steven A. Michaels
	Title:	Chief Financial Officer and
President of Strategic Operations

GUARANTORS:	AARON INVESTMENT COMPANY,
as a Guarantor

	By:	/s/ Steven A. Michaels
Name: Steven A. Michaels
	Title:	Vice President and Treasurer

99LTO, LLC,
AARON’S LOGISTICS, LLC,
AARON’S PROCUREMENT COMPANY, LLC,
AARON’S STRATEGIC SERVICES, LLC,
each as a Guarantor
	By:	AARON’S, INC., as sole Manager

	By:	/s/ Steven A. Michaels
Name: Steven A. Michaels
	Title:	Chief Financial Officer and
President of Strategic Operations

PROGRESSIVE FINANCE HOLDINGS, LLC,
as a Guarantor

	By:	/s/ Steven A. Michaels
Name: Steven A. Michaels
Title: Vice President

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

Prog Finance Arizona, LLC
Prog Finance California, LLC
Prog Finance Florida, LLC
Prog Finance Georgia, LLC
Prog Finance Illinois, LLC
Prog Finance Michigan, LLC
Prog Finance New York, LLC
Prog Finance Ohio, LLC
Prog Finance Texas, LLC
Prog Finance Mid-West, LLC
Prog Finance North-East, LLC
Prog Finance South-East, LLC
Prog Finance West, LLC
NPRTO Arizona, LLC
NPRTO California, LLC
NPRTO Florida, LLC
NPRTO Georgia, LLC
NPRTO Illinois, LLC
NPRTO Michigan, LLC
NPRTO New York, LLC
NPRTO Ohio, LLC
NPRTO Texas, LLC
NPRTO Mid-West, LLC
NPRTO North-East, LLC
NPRTO South-East, LLC
NPRTO West, LLC, each as a Guarantor
By: PROG LEASING, LLC, Sole Manager

By:	/s/ Steven A. Michaels
Name: Steven A. Michaels
Title:	Vice President

PANGO LLC
PROG LEASING, LLC, each as a Guarantor

By:	PROGRESSIVE FINANCE HOLDINGS, LLC,
Sole Manager

By:	/s/ Steven A. Michaels
Name: Steven A. Michaels
Title:	Vice President

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

SERVICER:	SUNTRUST BANK,
as Servicer and as a Participant

	By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	BANK OF AMERICA, N.A.,
as a Participant

	By:	/s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	FIFTH THIRD BANK,
as a Participant

	By:	/s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	REGIONS BANK,
as a Participant

	By:	/s/ Sankar R. Nair
Name: Sankar R. Nair
Title: Assistant Vice President

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	BRANCH BANKING AND TRUST COMPANY,
as a Participant

	By:	/s/ Bradley Sands
Name: Bradley Sands
Title: Vice President

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	CITIZENS BANK, N.A.,
as a Participant

	By:	/s/ Elizabeth Aigler
Name: Elizabeth Aigler
Title: Assistant Vice President

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

PARTICIPANTS:	SYNOVUS BANK,
as a Participant

	By:	/s/ Bradley C. Beard
Name: Bradley C. Beard
Title: SVP, Corporate Banking

SIXTH AMENDMENT TO LOAN FACILITY AGREEMENT

AARON’S, INC.

SCHEDULE 1.1(b)

PARTICIPANT COMMITMENTS

Participant	Participating Commitment
SunTrust Bank	$17,809,523.98
Bank of America, N.A.	$14,571,428.57
Fifth Third Bank, an Ohio banking corporation	$14,571,428.57
Regions Bank	$14,571,428.57
Branch Banking & Trust Company	$12,952,381.11
Citizens Bank	$6,476,190.32
Synovus Bank	$4,047,618.88

Total:	$85,000,000.00

ANNEX A

INACTIVE SUBSIDIARIES

Legal Name of Entity	Jurisdiction of Organization
99LTO, LLC	Georgia
Aaron’s Procurement Company, LLC	Georgia
Aaron’s Strategic Services, LLC	Georgia
Aaron’s Canada, ULC	Canada
Pango LLC	Utah
Prog Finance Arizona, LLC	Utah
Prog Finance California, LLC	Utah
Prog Finance Florida, LLC	Utah
Prog Finance Georgia, LLC	Utah
Prog Finance Illinois, LLC	Utah
Prog Finance Michigan, LLC	Utah
Prog Finance New York, LLC	Utah
Prog Finance Ohio, LLC	Utah
Prog Finance Texas, LLC	Utah
Prog Finance Mid-West, LLC	Utah
Prog Finance North-East, LLC	Utah
Prog Finance South-East, LLC	Utah
Prog Finance West, LLC	Utah